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                                                                    Exhibit 10.3

                     FOURTH AMENDMENT TO, AND WAIVER UNDER,
                           LOAN AND SECURITY AGREEMENT

     THIS FOURTH AMENDMENT TO, AND WAIVER UNDER, LOAN AND SECURITY AGREEMENT (this "Fourth Amendment") is made and entered into as of July 25, 2003, by and between RMH TELESERVICES, INC., a Pennsylvania corporation (the "Borrower"), and WELLS FARGO FOOTHILL, INC. (formerly known as Foothill Capital Corporation), a California corporation (the "Lender").

                                   WITNESSETH:

     WHEREAS, the Borrower and the Lender are parties to that certain Loan and Security Agreement dated as of September 4, 2002 (as amended as of November 4, 2002, April 18, 2003 and May 9, 2003, and as the same is amended hereby and may be further amended, modified and supplemented from time to time, the "Loan Agreement");

     WHEREAS, pursuant to Section 7.20(a)(i) of the Loan Agreement, the Borrower is required to maintain minimum EBITDA in accordance with the amounts set forth therein (each an "Applicable Amount") and the time periods set forth therein (each, an "Applicable Period");

     WHEREAS, the Borrower has failed to maintain the Applicable Amount of $17,695,000 for the Applicable Period ending June 30, 2003 (the "6/30 Default");

     WHEREAS, the Borrower has requested, and the Lender has agreed, subject to the terms and conditions herein, to waive the 6/30 Default; and

     WHEREAS, the Borrower has requested, and the Lender has agreed, subject to the terms and conditions herein, to amend Section 7.20(a)(i) of the Loan Agreement to insert an Applicable Amount for the Applicable Period ending September 30, 2003;

     NOW, THEREFORE, in consideration of the agreements and provisions herein contained, the parties hereto do hereby agree as follows:

Section 1. Definitions. Any capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

Section 2. Amendments to Loan Agreement. The Loan Agreement is hereby amended, effective as of the date this Fourth Amendment becomes effective in accordance with Section 5 hereof, as follows:

     2.01 Amendment to Section 7.20. Clause (i) of paragraph (a) of Section 7.20 of the Loan Agreement is hereby amended by inserting a new row between the current fourth and fifth rows, specifically for the Applicable Period of the 12 month period ending September 30, 2003, and inserting Applicable Amount of $10,520,000 for that period. Notwithstanding the foregoing,

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the next row, setting forth the Applicable Amount of $19,402,000 for the
Applicable Period of the 12 month period ending each fiscal quarter thereafter, shall remain unchanged.

Section 3. Waiver of 6/30 Default. Subject to the satisfaction of each of the conditions precedent set forth in Section 5 hereof, the Lender hereby waives the Event of Default that has occurred and is continuing as a result of the 6/30 Default.

Section 4. Representations and Warranties. In order to induce the Lender to enter into this Fourth Amendment, the Borrower hereby represents and warrants that:

     4.01 No Default. Other than the 6/30 Default, at and as of the date of this Fourth Amendment and at and as of the Effective Date and both prior to and after giving effect to this Fourth Amendment, no Default or Event of Default exists and is continuing.

     4.02 Representations and Warranties True and Correct. At and as of the date of this Fourth Amendment and at and as of the Effective Date and both prior to and after giving effect to this Fourth Amendment, each of the representations and warranties contained in the Loan Agreement and the other Loan Documents is true and correct in all material respects.

     4.03 Corporate Power, Etc. The Borrower (a) has all requisite corporate power and authority to execute and deliver this Fourth Amendment and to consummate the transactions contemplated hereby and (b) has taken all action, corporate or otherwise, necessary to authorize the execution and delivery of this Fourth Amendment and the consummation of the transactions contemplated hereby.

     4.04 No Conflict. Neither the execution and delivery of this Fourth Amendment nor the consummation of the transactions contemplated hereby will (a) conflict with or result in any breach or violation of any provision of the certificate of incorporation or by-laws of the Borrower, (b) result in any breach or violation of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in the creation of a Lien upon any of the properties or assets of the Borrower under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease agreement or other instrument or obligation to which the Borrower is a party or to which any of its properties or assets are subject, (c) require any consent, approval, authorization or permit of, or filing with or notification to, any third party or any Governmental Authority, or (d) violate any order, writ, injunction, decree, judgment, ruling, law, statute, rule or regulation of any Governmental Authority.

     4.05 Binding Effect. This Fourth Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally, and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

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Section 5. Conditions. This Fourth Amendment shall be effective as of June 30,
2003 (the "Effective Date") upon the fulfillment by the Borrower, in a manner satisfactory to the Lender, of all of the following conditions precedent set forth in this Section 5:

     5.01 Execution of the Fourth Amendment. Each of the parties hereto shall have executed an original counterpart of this Fourth Amendment and shall have delivered (including by way of facsimile transmission) the same to the Lender.

     5.02 Delivery of Other Documents. The Lender shall have received all other such instruments, documents and agreements as the Lender may reasonably request, duly executed and dated the date hereof, in form and substance reasonably satisfactory to the Lender.

     5.03 Representations and Warranties. As of the Effective Date and as of the date of this Fourth Amendment, the representations and warranties set forth in
Section 4 hereof shall be true and correct.

     5.04 Compliance with Terms. The Borrower shall have complied in all respects with the terms hereof and of any other agreement, document, instrument or other writing to be delivered by the Borrower in connection herewith.

     5.05 Fee. The Borrower shall have paid to the Lender a fee in the amount of $20,000.

Section 6. General Confirmations and Amendments.

     6.01 Continuing Effect. Except as specifically provided herein, the Loan Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are hereby ratified and confirmed in all respects.

     6.02 No Modification or Waiver. This Fourth Amendment is limited as specified and the execution, delivery and effectiveness of this Fourth Amendment shall not operate as a modification, acceptance or waiver of any provision of the Loan Agreement or any other Loan Document, except as specifically set forth herein.

     6.03 References.

          (a) From and after the Effective Date, (i) the Loan Agreement, the other Loan Documents and all agreements, instruments and documents executed and delivered in connection with any of the foregoing shall each be deemed amended hereby to the extent necessary, if any, to give effect to the provisions of this Fourth Amendment and (ii) all of the terms and provisions of this Fourth Amendment are hereby incorporated by reference into the Loan Agreement as if such terms and provisions were set forth in full therein, as applicable.

          (b) From and after the Effective Date, (i) all references in the Loan Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended hereby and (ii) all references in the Loan Agreement, the other Loan Documents or any other agreement, instrument or document executed and delivered in connection therewith to "Loan Agreement", "thereto", "thereof", "thereunder"

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or words of like import referring to the Loan Agreement shall mean the Loan
Agreement as amended hereby.

Section 7. Miscellaneous.

     7.01 Governing Law. THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     7.02 Severability. The provisions of this Fourth Amendment are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Fourth Amendment in any jurisdiction.

     7.03 Counterparts. This Fourth Amendment may be executed in any number of counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Lender.

     7.04 Headings. Section headings in this Fourth Amendment are included herein for convenience of reference only and shall not constitute a part of this Fourth Amendment for any other purpose.

     7.05 Binding Effect; Assignment. This Fourth Amendment shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns; provided, however, that the rights and obligations of the Borrower under this Fourth Amendment shall not be assigned or delegated without the prior written consent of the Lender.

     7.06 Expenses. The Borrower agrees to pay the Lender upon demand for all reasonable expenses, including reasonable fees of attorneys and paralegals for the Lender (who may be employees of the Lender), incurred by the Lender in connection with the preparation, negotiation and execution of this Fourth Amendment and any document required to be furnished herewith.

                            [Signature page follows]

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     IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                                BORROWER:

                                                RMH TELESERVICES, INC.


                                                By: /s/ James E. Perry
                                                    ----------------------------
                                                    Name: James E. Perry
                                                    Title: Senior Vice President


                                                LENDER:

                                                WELLS FARGO FOOTHILL, INC.


                                                By: /s/ Andrew T. Furlong III
                                                    ----------------------------
                                                    Name: Andrew T. Furlong III
                                                    Title: Vice President

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